Exhibit 99.77(q)

ITEM 77Q– Exhibits

(a)(1)	Certificate of Correction dated May 16, 2016 of Article Supplementary dated April 12, 2016 to Articles of Incorporation of Voya Partners, Inc. regarding the classification of Class R6 shares of certain Portfolios – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(1)	Investment Management Agreement dated May 1, 2017 between Voya Partners, Inc. and Voya Investments, LLC – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(2)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for Voya Global Bond Portfolio from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(3)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY® American Century Small-Mid Cap Value Portfolio from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(4)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY® Columbia Contrarian Core Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(5)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY® Columbia Small Cap Value II Portfolio from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(6)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding waiver of a portion of the investment management fee for VY® Invesco Equity and Income Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(7)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY® Invesco Comstock Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(8)	Letter agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding reduction of the investment management fee for VY® T. Rowe Price Growth Equity Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(9)	Letter Agreement dated May 1, 2017 to reduce annual investment management fee for VY® T. Rowe Price Growth Equity Portfolio for the period from May 1, 2017 through and including May 1, 2018 (reduction in excess of $500,000 all Voya funds managed by T. Rowe Price) – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(10)	Letter agreement dated May 1, 2017 between Voya Investment, LLC and Voya Partners, Inc. regarding waiver of a portion of the investment management fee for VY® Templeton Foreign Equity Portfolio for the period from May 1, 2017 through May 1, 2018 – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(11)	Letter Agreement dated May 1, 2017 between Voya Investments, LLC and Voya Partners, Inc. regarding waiver of advisory fee for VY® Templeton Foreign Equity Portfolio (when investing in Templeton Institutional Funds-Foreign Smaller Companies Series) – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(12)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and American Century Investment Management, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(13)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and BAMCO, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(14)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and Columbia Management Investment Advisers, LLC – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(15)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and INVESCO Advisers, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(16)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and J.P. Morgan Investment Management, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(17)	Sub-Advisory Agreement, effective May 1, 2017 between Voya Investments, LLC and OppenheimerFunds, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(18)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and Pioneer Investment Management, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(19)	Sub-Advisory Agreement (with redaction) effective May 1, 2017 between Voya Investments, LLC and Templeton Investment Counsel, LLC – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(20)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and T. Rowe Price Associates, Inc. – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(21)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and Voya Investment Management Co. LLC regarding Voya Global Bond Portfolio, certain Voya Solution Portfolios and certain Voya Index Solution Portfolios – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.

(e)(22)	Sub-Advisory Agreement effective May 1, 2017 between Voya Investments, LLC and Voya Investment Management Co. LLC regarding certain Voya Solution Portfolios and certain Voya Index Solution Portfolios – Filed an exhibit to Post-Effective Amendment No. 76 to Registrant’s Form N-1A Registration Statement on April 26, 2017 and incorporated herein by reference.